JUNE 30, 2008

RYDEX VARIABLE TRUST

CLS ADVISORONE FUNDS SEMI-ANNUAL REPORT

AMERIGO FUND

CLERMONT FUND

BEROLINA FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

7

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

13

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

16

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

17

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

23

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

24

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The defining events of the first half of 2008 were the absolute explosion in energy and commodity prices and the meltdown in stocks late in the second quarter as the third leg of the financial crisis unfolded. In this environment,

the key to investment performance was exposure to natural resources, particularly energy; to the companies that produced, processed or delivered natural resources; and the avoidance of virtually all other forms of equity risk. All of the major indices recorded losses as evidenced by the 13.4% decline in the Dow Jones IndustrialSM Average and the

11.9% decline in the S&P 500® Index.

As oil climbed relentlessly, stock prices assumed an inverse relationship to the energy markets. The fallout from rampaging energy prices impacted economies and markets across the globe and was a major driver of financial asset prices.

Recession risks in the developed world increased as economic growth slowed to a crawl and inflation reared its ugly head. The rise in energy prices put central banks across the globe on inflation watch and a coordinated tightening cycle began to unfold even as growth slowed. No fewer than 24 central banks, including all of the BRIC nations,

increased rates in the first half of the year.

Fear replaced optimism as the dominant emotion driving market behavior and risk was shunned. For equity investors,

a perfect storm of high and rising energy costs, recession fears, inflation and tightening monetary policy eclipsed the facts that the non-financial corporate sector is in robust health, interest rates remain low and there is a massive pile of cash waiting on the sidelines.

With a wave of negativism hitting financial markets, pockets of strength were few and far between. Energy stocks rallied hard on skyrocketing oil prices and materials stocks did well—by not going down—due to their alignment with the global growth wave and the associated boom in exports. Reasons for optimism were hard to come by, but we think it is noteworthy that existing home sales have shown signs of a bottom, the dollar stabilized, and despite the global pullback in stock prices, economic growth in the developing markets continued to power ahead.

Looking forward, we think confidence will slowly return to the global financial sector as it has been doing, albeit fitfully, since early spring. Any rebound in financial share prices will ultimately pull the broader market averages higher as we have seen repeatedly since the unfolding of the financial crisis over a year ago. Until that happens,

large-cap stocks and growth stocks seem like the better play rather than small-cap and value stocks even though small-caps outperformed—again by going down less—toward the end of the second quarter. The Russell 2000®

Index of small-cap stocks declined a comparatively modest 9.4% in the first half of the year.

With inflation becoming more of a concern and the Fed more vigilant about the dangers of rising prices, the pressure on interest rates will continue to be to the upside – even as growth slows. The explosion in commodities exhibits the characteristics of a mania: panic buying and prices racing ahead of underlying demand. Although signs of falling demand for energy in the developed world are unmistakable, the price of a barrel of crude oil rose an eye-popping

45% in the first half of the year, blasting through the $100/bbl mark and hitting $140/bbl by the end of June.

There is no question that the emergence of a global tightening cycle, plummeting consumer confidence and $140/bbl oil has increased the chances of an outright recession in the U.S. Although risks are higher, the most likely scenario as we move into the second half of the year is a continuation of the no-recession/no-recovery economy as exports and the remnants of the one-time boost from tax rebate checks support growth in the short run.

There are still reasons to be cautious. The all-important financial sector is going through the painful process of rebuilding its balance sheets and central banks are tightening at the exact time growth is slowing, both of which are ultimately attributable to high energy costs. With that said, there are emerging pockets of strength and we are mindful that investment success often comes at the point of maximum negativism.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

2

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2007 and ending June 30, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

December 31, 2007

June 30, 2008

Period*

Table 1. Based on actual Fund return

Amerigo Fund

1.62%

$1,000.00

$

920.30

$7.73

Clermont Fund

1.62%

1,000.00

923.10

7.75

Berolina Fund

1.63%

1,000.00

934.10

7.84

Table 2. Based on hypothetical 5% return

Amerigo Fund

1.62%

1,000.00

1,016.81

8.12

Clermont Fund

1.62%

1,000.00

1,016.81

8.12

Berolina Fund

1.63%

1,000.00

1,016.76

8.17

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366. Expenses shown do not include fees charged by insurance companies.

† Annualized

4

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

AMERIGO FUND

OBJECTIVE: Seeks long-term growth of capital without regard to current income.

Inception: July 1, 2003

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

iShares S&P Latin America 40

Index Fund

10.2%

100%

iShares MSCI Emerging Markets

Index Fund

8.8%

80%

iShares Russell 1000 Growth

Index Fund

7.1%

PowerShares QQQ

6.8%

60%

Vanguard Mid-Cap ETF

5.5%

Exchange Traded

Funds

iShares Russell Midcap Growth

40%

Index Fund

5.3%

Industrial Select Sector SPDR Fund

3.8%

DIAMONDS Trust, Series I

3.2%

20%

iShares Russell Midcap Index Fund

3.0%

Vanguard Pacific ETF

2.9%

Common Stocks

Top Ten Total

56.6%

0%

Amerigo Fund

"Ten Largest Holdings" exclude any temporary

cash or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

CLERMONT FUND

OBJECTIVE: Seeks a combination of current income and growth of capital.

Inception: July 1, 2003

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

iShares Lehman Aggregate Bond Fund

9.2%

Vanguard Total Bond Market ETF

7.0%

Structured Notes

100%

iShares S&P Latin America 40

Mutual Funds

Index Fund

6.0%

iShares iBoxx $ High Yield

80%

Corporate Bond Fund

5.5%

Vanguard Short-Term Bond ETF

4.6%

SPDR Trust, Series 1

4.3%

60%

iShares iBoxx $ Investment Grade

Exchange Traded

Funds

Corporate Bond Fund

4.0%

40%

Berkshire Hathaway, Inc. — Class A

3.5%

iShares MSCI Emerging Markets

Index Fund

3.2%

20%

iShares Russell 1000 Growth

Common

Index Fund

3.1%

Stocks

0%

Top Ten Total

50.4%

Clermont Fund

"Ten Largest Holdings" excludes any temporary

cash or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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5

FUND PROFILES (Unaudited) (concluded)

BEROLINA FUND

OBJECTIVE: Seeks to provide growth of capital and total return.

Inception: November 10, 2006

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

iShares S&P Latin America 40

100%

Index Fund

9.0%

Structured Notes

Mutual Funds

iShares MSCI Emerging Markets

Index Fund

8.2%

80%

iShares MSCI Pacific ex-Japan

Index Fund

4.6%

60%

Consumer Staples Select Sector

Exchange Traded

Funds

SPDR Fund

3.5%

Berkshire Hathaway, Inc. — Class A

3.2%

40%

Vanguard Pacific ETF

2.7%

Vanguard Emerging Markets ETF

2.6%

SPDR S&P Biotech ETF

2.5%

20%

Barclays Bank PLC ETF Plus Notes

2.4%

Common

Vanguard FTSE All-World ex-US ETF

2.3%

0%

Stock

Top Ten Total

41.0%

Berolina Fund

"Ten Largest Holdings" excludes any temporary

“Industry Diversification (Market Exposure as % of Net Assets)” excludes cash or derivative investments.

any temporary cash investments.

6

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

AMERIGO FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 4.9%

iShares Russell 2000 Index Fund†

110,000

$

7,593,300

Rydex Russell Top 50 ETF

79,000

7,377,810

Berkshire Hathaway, Inc. —

Vanguard FTSE All-World

Class A*

78

$

9,418,500

ex-US ETF†

136,000

7,214,800

Exxon Mobil Corp.

10,500

925,365

Vanguard Total Stock Market ETF

112,000

7,178,080

General Electric Co.

32,700

872,763

Vanguard Materials ETF†

78,000

7,020,780

Chevron Corp.

7,000

693,910

iShares MSCI Mexico Index Fund†

102,000

5,807,880

Johnson & Johnson, Inc.

10,500

675,570

Vanguard Value ETF†

89,000

4,993,790

Philip Morris International, Inc.

13,400

661,826

iShares MSCI Pacific ex-Japan

Microsoft Corp.

23,900

657,489

Index Fund†

29,000

3,946,610

AT&T, Inc.

19,500

656,955

iShares S&P Global Materials

International Business

Sector Index Fund†

46,000

3,816,620

Machines Corp.

5,500

651,915

Financial Select Sector SPDR Fund†

177,000

3,586,020

Procter & Gamble Co.

10,500

638,505

KBW Capital Markets ETF†

70,000

3,182,200

Apple, Inc.*

3,800

636,272

Consumer Staples Select Sector

BP PLC — SP ADR

2,400

166,968

SPDR Fund

116,000

3,103,000

Altria Group, Inc.

6,000

123,360

Vanguard Emerging Markets ETF

64,000

2,995,200

Pfizer, Inc.

7,000

122,290

SPDR S&P Oil & Gas Exploration

Bank of America Corp.†

5,100

121,737

& Production ETF†

38,000

2,670,640

Cisco Systems, Inc.*

4,400

102,344

iShares S&P Global Industrials

Hewlett-Packard Co.

2,100

92,841

Sector Index Fund

46,000

2,541,040

Intel Corp.

4,200

90,216

SPDR MSCI ACWI ex-US ETF†

67,000

2,500,440

PepsiCo, Inc.

1,400

89,026

iShares Russell 1000 Value

Merck & Co., Inc.

2,300

86,687

Index Fund

33,000

2,278,650

Citigroup, Inc.†

5,000

83,800

iShares MSCI Taiwan Index

Coca-Cola Co.

1,600

83,168

Fund, Inc.†

138,000

1,949,940

American International Group, Inc.

2,900

76,734

iShares S&P Global

Total Common Stocks

Telecommunications

(Cost $18,051,799)

17,728,241

Sector Index Fund†

29,000

1,846,720

Materials Select Sector SPDR Fund†

32,000

1,335,360

EXCHANGE TRADED FUNDS 95.5%

iShares MSCI Japan Index Fund

104,000

1,297,920

iShares S&P Latin America 40

Vanguard Mega Cap 300

Index Fund

135,000

37,125,000

Growth ETF†

17,000

780,980

iShares MSCI Emerging Markets

Vanguard Mega Cap 300 ETF

17,000

744,770

Index Fund†

235,000

31,861,300

Vanguard Mega Cap 300

iShares Russell 1000 Growth

Value ETF†

17,000

710,600

Index Fund

466,000

25,741,840

Vanguard Small-Cap ETF†

9,000

562,770

PowerShares QQQ†

552,000

24,933,840

Total Exchange Traded Funds

Vanguard Mid-Cap ETF†

284,000

19,922,600

(Cost $329,737,298)

347,882,590

iShares Russell Midcap Growth

Index Fund†

181,000

19,164,280

SECURITIES LENDING COLLATERAL 37.2%

Industrial Select Sector SPDR Fund†

410,000

13,944,100

Mount Vernon Securities Lending

DIAMONDS Trust, Series I†

104,000

11,795,680

Trust Prime Portfolio (Note 8)

135,422,698

135,422,698

iShares Russell Midcap Index Fund†

114,000

10,923,480

Total Securities Lending Collateral

Vanguard Pacific ETF

167,000

10,485,930

(Cost $135,422,698)

135,422,698

iShares MSCI Brazil Index Fund†

114,000

10,213,260

Total Investments 137.6%

Energy Select Sector SPDR Fund†

114,000

10,086,720

(Cost $483,211,795)

$501,033,529

iShares FTSE/Xinhua China 25

Index Fund†

72,000

9,467,280

Liabilities in Excess of

SPDR Trust, Series 1†

67,000

8,574,660

Other Assets – (37.6)%

$(137,025,177)

Utilities Select Sector SPDR Fund†

206,000

8,384,200

Net Assets – 100.0%

$ 364,008,352

SPDR S&P Biotech ETF†

143,000

8,222,500

* Non-Income Producing Security.

† All or a portion of this security is on loan at June 30, 2008 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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7

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

CLERMONT FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 4.6%

Vanguard Pacific ETF

20,000

$

1,255,800

Utilities Select Sector SPDR Fund†

29,000

1,180,300

Berkshire Hathaway, Inc. —

SPDR S&P Biotech ETF†

20,000

1,150,000

Class A*

20

$

2,415,000

Vanguard Consumer

Exxon Mobil Corp.

800

70,504

Staples VIPERs†

17,000

1,107,040

General Electric Co.

2,100

56,049

KBW Capital Markets ETF†

24,000

1,091,040

Johnson & Johnson, Inc.

700

45,038

Energy Select Sector SPDR Fund†

11,000

973,280

Philip Morris International, Inc.

900

44,451

Van Kampen Senior Income Trust

158,000

913,240

AT&T, Inc.

1,300

43,797

PowerShares QQQ†

18,000

813,060

Procter & Gamble Co.

700

42,567

Vanguard Mega Cap 300

International Business

Growth ETF†

17,000

780,980

Machines Corp.

350

41,485

Vanguard Mega Cap 300 ETF

17,000

744,770

Microsoft Corp.

1,500

41,265

Vanguard Mega Cap 300

Chevron Corp.

400

39,652

Value ETF†

17,000

710,600

Apple, Inc.*

200

33,488

Vanguard FTSE All-World

BP PLC — SP ADR

400

27,828

ex-US ETF

13,000

689,650

Pfizer, Inc.

1,400

24,458

Vanguard Utilities ETF

8,000

672,960

Bank of America Corp.†

1,000

23,870

Financial Select Sector

Altria Group, Inc.

1,100

22,616

SPDR Fund†

33,000

668,580

PepsiCo, Inc.

300

19,077

SPDR MSCI ACWI ex-US ETF†

17,000

634,440

Cisco Systems, Inc.*

800

18,608

Vanguard Small-Cap ETF†

10,000

625,300

Hewlett-Packard Co.

400

17,684

SPDR S&P Oil & Gas Exploration

Intel Corp.

800

17,184

& Production ETF†

8,000

562,240

Citigroup, Inc.†

1,000

16,760

iShares S&P Global

American International Group, Inc.

600

15,876

Telecommunications Sector

Coca-Cola Co.

300

15,594

Index Fund†

8,000

509,440

Merck & Co., Inc.

400

15,076

Consumer Staples Select Sector

Total Common Stocks

SPDR Fund

17,000

454,750

(Cost $3,144,599)

3,107,927

iShares Russell 1000 Value

Index Fund

6,000

414,300

EXCHANGE TRADED FUNDS 92.8%

Vanguard Value ETF†

7,000

392,770

iShares Lehman Aggregate

Rydex Russell Top 50 ETF

4,000

373,560

Bond Fund†

63,000

6,325,200

Pioneer Floating Rate Trust

22,000

302,940

Vanguard Total Bond Market ETF

63,000

4,803,750

BlackRock Floating Rate Income

iShares S&P Latin America 40

Strategies Fund Inc

20,000

300,400

Index Fund

15,000

4,125,000

BlackRock Floating Rate Income

iShares iBoxx $ High Yield

Strategies Fund II Inc

20,000

295,000

Corporate Bond Fund

40,000

3,760,000

Eaton Vance Floating-Rate

Vanguard Short-Term Bond ETF†

41,000

3,172,990

Income Trust

20,000

290,200

SPDR Trust, Series 1†

23,000

2,943,540

Western Asset High Income

iShares iBoxx $ Investment Grade

Fund II, Inc.

26,000

248,300

Corporate Bond Fund†

27,000

2,737,800

Nuveen Floating Rate

iShares MSCI Emerging Markets

Income Fund

22,000

237,600

Index Fund†

16,000

2,169,280

Nuveen Floating Rate Income

iShares Russell 1000 Growth

Opportunity Fund

22,000

233,860

Index Fund†

39,000

2,154,360

BlackRock Corporate High Yield

Vanguard Mid-Cap ETF†

30,000

2,104,500

Fund VI, Inc.†

20,000

220,800

Vanguard Emerging Markets ETF

44,000

2,059,200

BlackRock Corporate High Yield

DIAMONDS Trust, Series I†

17,000

1,928,140

Fund V, Inc.

20,000

218,800

SPDR Lehman High Yield

Technology Select Sector

Bond ETF

40,000

1,759,200

SPDR Fund

9,000

206,190

iShares MSCI Brazil Index Fund†

19,000

1,702,210

iShares Lehman 20+ Year Treasury

Industrial Select Sector

Bond Fund

2,000

184,680

SPDR Fund†

42,000

1,428,420

8

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

CLERMONT FUND

MARKET

SHARES

VALUE

BlackRock Corporate High Yield

Fund, Inc.

26,000

$

172,120

Eaton Vance Senior Income Trust

26,000

172,120

BlackRock Corporate High Yield

Fund III, Inc.

26,000

170,820

Vanguard Intermediate-Term

Bond ETF

2,000

152,900

Dreyfus High Yield Strategies Fund

26,000

93,080

Van Kampen High Income Trust II

26,000

85,800

RMK High Income Fund, Inc.†

26,000

61,620

RMK Multi-Sector High

Income Fund

26,000

54,080

Total Exchange Traded Funds

(Cost $64,633,935)

63,593,000

MUTUAL FUNDS 2.0%

First American Prime

Obligations Fund

1,348,872

1,348,872

Total Mutual Funds

(Cost $1,348,872)

1,348,872

SECURITIES LENDING COLLATERAL 29.5%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 8)

20,215,762

20,215,762

Total Securities Lending Collateral

(Cost $20,215,762)

20,215,762

FACE

AMOUNT

STRUCTURED NOTES 0.5%

Barclays Bank PLC

ETF Plus Notes at 2.15%

due 10/06/08

$

400,000

362,880

Total Structured Notes

(Cost $399,700)

362,880

Total Investments 129.4%

(Cost $89,742,868)

$ 88,628,441

Liabilities in Excess of

Other Assets – (29.4)%

$(20,116,310)

Net Assets – 100.0%

$ 68,512,131

* Non-Income Producing Security.

† All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

9

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

BEROLINA FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 6.3%

KBW Capital Markets ETF†

39,500

$

1,795,670

iShares S&P Global Materials

Berkshire Hathaway, Inc. —

Sector Index Fund†

21,000

1,742,370

Class A*

22

$

2,656,500

iShares MSCI Brazil Index Fund†

18,000

1,612,620

Exxon Mobil Corp.

2,400

211,512

SPDR S&P Oil & Gas Exploration

General Electric Co.

7,500

200,175

& Production ETF†

22,000

1,546,160

Procter & Gamble Co.

3,000

182,430

Energy Select Sector SPDR Fund†

17,000

1,504,160

Chevron Corp.

1,600

158,608

iShares Dow Jones US Oil

Johnson & Johnson, Inc.

2,400

154,416

Equipment & Services

Philip Morris International, Inc.

3,100

153,109

Index Fund†

18,000

1,429,560

Apple, Inc.*

900

150,696

Vanguard Growth ETF

24,000

1,422,480

Microsoft Corp.

5,400

148,554

Materials Select Sector

AT&T, Inc.

4,400

148,236

SPDR Fund†

34,000

1,418,820

International Business

SPDR Lehman High Yield

Machines Corp.

1,200

142,236

Bond ETF

32,000

1,407,360

UST, Inc.†

2,200

120,142

Vanguard Large-Cap ETF

24,000

1,391,280

American States Water Co.†

3,300

115,302

iShares FTSE/Xinhua China 25

California Water Service Group

3,200

104,864

Index Fund†

10,500

1,380,645

British American Tobacco PLC —

Industrial Select Sector

SP ADR

1,500

103,875

SPDR Fund†

40,000

1,360,400

Aqua America, Inc.†

5,400

86,238

iShares Russell 1000 Growth

Fortune Brands, Inc.†

1,300

81,133

Index Fund†

23,500

1,298,140

Altria Group, Inc.

3,100

63,736

SPDR S&P BRIC 40 ETF†

42,000

1,255,800

BP PLC — SP ADR

500

34,785

iShares iBoxx $ High Yield

Pfizer, Inc.†

1,600

27,952

Corporate Bond Fund

13,000

1,222,000

Bank of America Corp.†

1,100

26,257

SPDR S&P Oil & Gas Equipment

Cisco Systems, Inc.*

1,000

23,260

& Services ETF†

23,000

1,174,610

Hewlett-Packard Co.

500

22,105

iShares S&P Global Industrials

Coca-Cola Co.

400

20,792

Sector Index Fund

21,000

1,160,040

Intel Corp.

900

19,332

iShares Russell 2000 Index Fund†

16,500

1,138,995

PepsiCo, Inc.

300

19,077

Utilities Select Sector SPDR Fund†

27,000

1,098,900

Merck & Co., Inc.

500

18,845

SPDR MSCI ACWI ex-US ETF†

29,000

1,082,280

American International Group, Inc.

700

18,522

Rydex Russell Top 50 ETF

10,000

933,900

Citigroup, Inc.†

1,100

18,436

Vanguard Mega Cap 300

Total Common Stocks

Growth ETF†

19,500

895,830

(Cost $5,749,704)

5,231,125

Vanguard Mega Cap 300 ETF†

19,500

854,295

iShares MSCI Mexico Index Fund†

15,000

854,100

EXCHANGE TRADED FUNDS 91.3%

Vanguard Mega Cap 300

iShares S&P Latin America 40

Value ETF†

19,500

815,100

Index Fund

27,500

7,562,500

PowerShares QQQ†

16,000

722,720

iShares MSCI Emerging Markets

iShares S&P Global

Index Fund†

50,500

6,846,790

Telecommunications Sector

iShares MSCI Pacific ex-Japan

Index Fund†

11,000

700,480

Index Fund†

28,500

3,878,565

Financial Select Sector

Consumer Staples Select Sector

SPDR Fund†

30,000

607,800

SPDR Fund†

108,000

2,889,000

PowerShares DB Base

Vanguard Pacific ETF

35,500

2,229,045

Metals Fund*†

24,000

597,600

Vanguard Emerging Markets ETF

47,000

2,199,600

BlackRock Floating Rate Income

SPDR S&P Biotech ETF†

36,500

2,098,750

Strategies Fund Inc†

35,000

525,700

Vanguard FTSE All-World

BlackRock Floating Rate Income

ex-US ETF

37,000

1,962,850

Strategies Fund II Inc

35,000

516,250

Vanguard Mid-Cap ETF†

27,500

1,929,125

Eaton Vance Floating-Rate

DIAMONDS Trust, Series I

17,000

1,928,140

Income Trust

35,000

507,850

10

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

BEROLINA FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

iShares Dow Jones U.S.

SECURITIES LENDING COLLATERAL 33.4%

Transportation Index Fund†

5,500

$

486,365

Mount Vernon Securities Lending

Pioneer Floating Rate Trust

35,000

481,950

Trust Prime Portfolio (Note 8)

27,899,455

$

27,899,455

Market Vectors-Coal ETF*†

8,000

464,000

Total Securities Lending Collateral

KBW Insurance ETF†

11,000

450,560

(Cost $27,899,455)

27,899,455

SPDR S&P Emerging Asia

Pacific ETF†

6,000

418,860

FACE

SPDR S&P China ETF†

6,000

405,600

AMOUNT

iPath Dow Jones-AIG Commodity

STRUCTURED NOTES 2.4%

Index Total Return ETN*†

5,600

400,456

Barclays Bank PLC

BlackRock Corporate High Yield

ETF Plus Notes at 2.10%

Fund VI, Inc.†

35,000

386,400

due 09/08/08

$ 1,100,000

1,113,420

BlackRock Corporate High Yield

Barclays Bank PLC

Fund V, Inc.

35,000

382,900

ETF Plus Notes at 2.00%

Nuveen Floating Rate

due 11/06/08

1,150,000

932,535

Income Fund

35,000

378,000

Total Structured Notes

Nuveen Floating Rate Income

(Cost $2,249,000)

2,045,955

Opportunity Fund

35,000

372,050

Technology Select Sector

Total Investments 133.6%

SPDR Fund

16,000

366,560

(Cost $110,522,066)

$111,670,383

Western Asset High Income

Liabilities in Excess of

Fund II, Inc.

35,000

334,250

Other Assets – (33.6)%

$ (28,064,633)

Van Kampen Senior Income Trust

41,000

236,980

Net Assets – 100.0%

$

83,605,750

BlackRock Corporate High Yield

Fund, Inc.†

35,000

231,700

Eaton Vance Senior Income Trust†

35,000

231,700

BlackRock Corporate High Yield

Fund III, Inc.

35,000

229,950

Dreyfus High Yield

Strategies Fund†

35,000

125,300

Van Kampen High Income Trust II

35,000

115,500

iShares iBoxx $ Investment Grade

Corporate Bond Fund

1,000

101,400

RMK High Income Fund, Inc.†

35,000

82,950

RMK Multi-Sector High

Income Fund

35,000

72,800

Vanguard Short-Term Bond ETF†

500

38,695

Vanguard Total Bond Market ETF

500

38,125

Total Exchange Traded Funds

(Cost $74,461,390)

76,331,331

MUTUAL FUNDS 0.2%

First American Prime

Obligations Fund

162,517

162,517

Total Mutual Funds

(Cost $162,517)

162,517

* Non-Income Producing Security.

† All or a portion of this security is on loan at June 30, 2008 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

11

STATEMENTS OF ASSETS AND LIABILITIES

(Unaudited)

June 30, 2008

Amerigo

Clermont

Berolina

Fund

Fund

Fund

ASSETS

Investment Securities*

$501,033,529

$88,628,441

$111,670,383

Cash

—

51,765

155,461

Receivable for Fund Shares Sold

37,664

131,774

140

Investment Income Receivable

442,224

84,511

158,139

Total Assets

501,513,417

88,896,491

111,984,123

LIABILITIES

Payable upon Return of Securities Loaned

135,422,698

20,215,762

27,899,455

Payable for Fund Shares Redeemed

1,268,451

39,748

330,971

Investment Advisory Fees Payable

269,051

49,971

61,830

Transfer Agent and Administrative Fees Payable

74,736

13,881

17,175

Distribution and Service Fees Payable

74,736

13,881

17,175

Portfolio Accounting Fees Payable

27,373

5,552

6,870

Custody Fees Payable

9,293

1,666

2,288

Overdraft Due to Custodian Bank

154,479

—

—

Other Liabilities

204,248

43,899

42,609

Total Liabilities

137,505,065

20,384,360

28,378,373

NET ASSETS

$364,008,352

$68,512,131

$

83,605,750

NET ASSETS CONSIST OF

Paid-In Capital

$333,542,186

$67,385,602

$

80,993,010

Undistributed Net Investment Income

925,348

1,125,987

1,197,692

Accumulated Net Realized Gain on Investments

11,719,084

1,114,969

266,731

Net Unrealized Appreciation (Depreciation) on Investments

17,821,734

(1,114,427)

1,148,317

NET ASSETS

$364,008,352

$68,512,131

$

83,605,750

SHARES OUTSTANDING

10,108,636

2,770,004

3,088,264

NET ASSET VALUES

$36.01

$24.73

$27.07

* The cost of investments is $483,211,795, $89,742,868 and $110,522,066, respectively.

12

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

(Unaudited)

Period Ended June 30, 2008

Amerigo

Clermont

Berolina

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

—

$

8,477

$

46,042

Income from Securities Lending, net

377,713

64,017

105,086

Dividends from Affiliated Funds

90,667

4,619

11,549

Dividends, Net of Foreign Tax Withheld*

2,360,981

943,549

888,601

Total Income

2,829,361

1,020,662

1,051,278

EXPENSES

Investment Advisory Fees

1,584,814

300,168

375,083

Transfer Agent and Administrative Fees

440,226

83,380

104,190

Audit and Outside Service Fees

138,795

35,524

23,008

Portfolio Accounting Fees

162,976

33,352

41,676

Trustees’ Fees**

16,322

3,608

3,310

Service Fees

440,226

83,380

104,190

Custody Fees

48,022

9,675

12,720

Miscellaneous

29,779

(4,112)

17,441

Total Expenses

2,861,160

544,975

681,618

Net Investment Income (Loss)

(31,799)

475,687

369,660

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Affiliated Investment Securities

2,213

—

—

Investment Securities

8,261,676

542,983

(562,411)

Total Net Realized Gain (Loss)

8,263,889

542,983

(562,411)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(38,024,725)

(6,443,260)

(5,481,234)

Net Change in Unrealized Appreciation (Depreciation)

(38,024,725)

(6,443,260)

(5,481,234)

Net Loss on Investments

(29,760,836)

(5,900,277)

(6,043,645)

Net Decrease in Net Assets from Operations

$(29,792,635)

$ (5,424,590)

$ (5,673,985)

* Foreign tax withheld of $0, $0 and $15, respectively.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

13

STATEMENTS OF CHANGES IN NET ASSETS

Amerigo Fund

Clermont Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

(31,799)

$

935,950

$

475,687

$

1,121,752

Net Realized Gain (Loss) on Investments

8,263,889

15,635,297

542,983

8,459,992

Net Change in Unrealized Appreciation

(Depreciation) on Investments

(38,024,725)

22,707,195

(6,443,260)

(5,100,549)

Net Increase (Decrease) in Net Assets

from Operations

(29,792,635)

39,278,442

(5,424,590)

4,481,195

Distributions to Shareholders from:*

Net Investment Income

—

(1,267,780)

—

(1,188,265)

Realized Gain on Investments

—

(13,487,428)

—

(8,572,083)

Total Distributions to Shareholders

—

(14,755,208)

—

(9,760,348)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

63,042,405

110,973,073

24,037,132

38,517,427

Value of Shares Purchased through

Dividend Reinvestment

—

14,755,208

—

9,760,348

Cost of Shares Redeemed

(33,934,229)

(64,968,711)

(12,364,182)

(80,543,715)

Net Increase (Decrease) in Net Assets

From Share Transactions

29,108,176

60,759,570

11,672,950

(32,265,940)

Net Increase (Decrease) in Net Assets

(684,459)

85,282,804

6,248,360

(37,545,093)

NET ASSETS—BEGINNING OF PERIOD

364,692,811

279,410,007

62,263,771

99,808,864

Net Assets—End of Period

$ 364,008,352

$ 364,692,811

$ 68,512,131

$

62,263,771

Undistributed Net Investment Income—

End of Period

$

925,348

$

957,147

$

1,125,987

$

650,300

* For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

† Unaudited

14

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Berolina Fund

Period

Year

Ended

Ended

June 30,

December 31,

2008†

2007

$

369,660

$

801,212

(562,411)

1,980,907

(5,481,234)

6,601,470

(5,673,985)

9,383,589

—

—

—

(1,124,847)

—

(1,124,847)

17,812,611

69,340,665

—

1,124,847

(13,454,248)

(13,791,956)

4,358,363

56,673,556

(1,315,622)

64,932,298

84,921,372

19,989,074

$ 83,605,750

$84,921,372

$

1,197,692

$

828,032

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

15

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease) in Net

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Asset Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000's

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income§

Gains§

Distributions

Value

PERIOD

Return†††

Expenses***

(Loss)

Rate

omitted)

Amerigo Fund

June 30, 2008Δ

$39.13

$ (—)▲

$

(3.12)

$

(3.12)

$

—

$

—

$

—

$

(3.12)

$36.01

(7.97)%

1.62%**

(0.02)%**

48%

$ 364,008

December 31, 2007

35.83

.12

4.85

4.97

(.14)

(1.53)

(1.67)

3.30

39.13

13.77%

1.63%

0.32%

88%

364,693

December 31, 2006

34.78

.21

4.06

4.27

(.03)

(3.19)

(3.22)

1.05

35.83

12.30%

1.64%

0.57%

299%

279,410

December 31, 2005

32.18

.05

2.94

2.99

(.04)

(.35)

(.39)

2.60

34.78

9.35%

1.64%

0.15%

82%

196,493

December 31, 2004

28.99

.08

3.13

3.21

(.02)

—

(.02)

3.19

32.18

11.09%

1.63%

0.27%

149%

127,059

December 31, 2003*

25.00

.07

3.92

3.99

—

—

—

3.99

28.99

15.96%

1.71%**

0.53%**

63%

45,839

Clermont Fund

June 30, 2008Δ

26.79

.18

(2.24)

(2.06)

—

—

—

(2.06)

24.73

(7.69)%

1.62%**

1.42%**

75%

68,512

December 31, 2007

29.90

.53

1.40

1.93

(.61)

(4.43)

(5.04)

(3.11)

26.79

6.23%

1.64%

1.73%

163%

62,264

December 31, 2006

29.41

.46

1.98

2.44

(.64)

(1.31)

(1.95)

.49

29.90

8.34%

1.63%

1.51%

197%

99,809

December 31, 2005

28.57

.33

.78

1.11

(.17)

(.10)

(.27)

.84

29.41

3.92%

1.64%

1.15%

129%

108,667

December 31, 2004

27.05

.32

1.27

1.59

(.07)

—

(.07)

1.52

28.57

5.89%

1.63%

1.17%

124%

91,092

December 31, 2003*

25.00

.29

1.76

2.05

—

—

—

2.05

27.05

8.20%

1.71%**

2.29%**

113%

22,277

Berolina Fund

June 30, 2008Δ

28.98

.12

(2.03)

(1.91)

—

—

—

(1.91)

27.07

(6.59)%

1.63%**

0.88%**

59%

83,606

December 31, 2007

25.55

.34

3.48

3.82

—

(.39)

(.39)

3.43

28.98

14.91%

1.62%

1.22%

171%

84,921

December 31, 2006*

25.00

.40

0.34

0.74

(.19)

—

(.19)

0.55

25.55

2.96%

1.63%**

10.65%**††

13%

19,989

*

Since the commencement of operations:

July 1, 2003 — Amerigo Fund and Clermont Fund;

November 10, 2006 — Berolina Fund.

**

Annualized

***

Does not include expenses of the underlying funds in which the Funds invest.

†

Calculated using the average daily shares outstanding for the year.

††

Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance.

†††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

§

For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

Δ  Unaudited

▲ Less than $.01 per share.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization and Significant Accounting Policies

pricing cycle, unless no trades were executed. If there are

Organization

no trades, a security is valued at the reported bid price, at

The Rydex Variable Trust (the “Trust”), a Delaware business

the close of the Funds’ pricing cycle, usually 4:00 p.m.

trust, is registered with the SEC under the Investment

Structured notes are valued in accordance with the terms of

Company Act of 1940 (the “1940 Act”) as a non-diversified,

their agreement at the value of the underlying index close,

open-ended investment company and is authorized to issue

usually 4:00 p.m., adjusted for any interest accruals and

an unlimited number of shares (no par value). The Trust

financing charges. If the securities comprising the

offers shares of the Funds to insurance companies for their

underlying index cease trading before a Fund’s close of

variable annuity and variable life insurance contracts.

business, the index will be fair valued with the use of an

At June 30, 2008, the Trust consisted of fifty-seven separate appropriate market indicator.

Funds: twenty-three Benchmark Funds, one Money Market

Investments for which market quotations are not readily

Fund, ten Alternative Strategy Funds, seventeen Sector

available are fair valued as determined in good faith by

Funds, three Essential Portfolio Funds and three CLS

Rydex Investments under the direction of the Board of

AdvisorOne Funds. This report covers the CLS AdvisorOne

Trustees using methods established or ratified by the Board

Funds (the “Funds”), while the Benchmark Funds, the

of Trustees. These methods include, but are not limited to:

Money Market Fund, the Alternative Strategy Funds, the

(i) general information as to how these securities and assets

Sector Funds, and Essential Portfolio Funds are contained in trade; (ii) in connection with futures contracts and options separate reports.

thereupon, and other derivative investments, information as

Each Fund invests primarily in ETFs (“underlying funds”),

to how (a) these contracts and other derivative investments

acting similar to a “fund of funds”. The Funds seek to

trade in the futures or other derivative markets, respectively,

achieve their investment objectives by investing in

and (b) the securities underlying these contracts and other

underlying funds, in conjunction with a sparse amount of

derivative investments trade in the cash market; and (iii)

additional securities.

other information and considerations, including current

values in related-markets.

Rydex Investments provides advisory, transfer agent and

administrative services, and accounting services to the Trust.

B. Securities transactions are recorded on the trade date for

Rydex Distributors, Inc. (the “Distributor”) acts as principal financial reporting purposes. Realized gains and losses from underwriter for the Trust. Both Rydex Investments and the

securities transactions are recorded using the identified cost

Distributor are affiliated entities.

basis. Dividend income is recorded on the ex-dividend date,

net of applicable taxes withheld by foreign countries.

Clarke Lanzen Skalla Investment Firm, LLC serves as

Interest income, including amortization of premiums and

investment sub-advisor to the Funds and is responsible for

accretion of discount, is accrued on a daily basis.

the day-to-day management of each Fund’s portfolio.

Distributions received from investments in funds are

Significant Accounting Policies

recorded as dividend income on the ex-dividend date,

The following significant accounting policies are in

subject to reclassification upon notice of the character of

conformity with U.S. generally accepted accounting

such distribution by the issuer.

principles and are consistently followed by the Trust. All

C. Distributions of net investment income and net realized

time references are based on Eastern Time. The information

capital gains, if any, are declared and paid at least annually.

contained in these notes may not apply to every Fund in the

Distributions are recorded on the ex-dividend date and are

Trust.

determined in accordance with income tax regulations

A. Traditional open-end investment companies (“Mutual

which may differ from U.S. generally accepted accounting

Funds”) are valued at their Net Asset Value (the “NAV”) as

principles.

of the close of business, usually 4:00 p.m. on the valuation

D. The Trust may invest in structured notes, which are over-

date. Exchange Traded Funds (“ETFs”) and closed-end

the-counter contracts linked to the performance of an

investment companies (“closed-end funds”) are valued at

underlying benchmark such as interest rates, equity

the last quoted sales price.

markets, equity indices, commodities indices, corporate

Equity securities listed on an exchange (New York Stock

credits or foreign exchange markets. A structured note is a

Exchange (“NYSE”) or American Stock Exchange) are

type of bond in which an issuer borrows money from

valued at the last quoted sales price as of the close of

investors and pays back the principal, adjusted for

business on the NYSE, usually 4:00 p.m. on the valuation

performance of the underlying benchmark, at a specified

date. Equity securities listed on the NASDAQ market

maturity date. In addition, the contract may require periodic system are valued at the NASDAQ Official Closing Price,

interest payments. Structured notes are used to obtain

usually as of 4:00 p.m. on the valuation date. Short-term

exposure to a market without owning or taking physical

securities, if any, are valued at amortized cost, which

custody of securities or commodities. Fluctuations in value

approximates market value.

of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Coupon

Debt securities with a maturity greater than 60 days are

payments are recorded as income while net payments are

valued at the last traded fill price at the close of the Funds’

recorded as net realized gains or losses.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

E. Investment securities and other assets and liabilities

gain on the transaction. Conversely, if the security increases denominated in foreign currencies are translated into U.S.

in price during the period, that Fund will realize a loss on dollar amounts at the date of valuation. Purchases and sales the transaction. The risk of such price increases is the

of investment securities and income and expense items

principal risk of engaging in short sales.

denominated in foreign currencies are translated into U.S.

The risk associated with purchasing options is limited to the dollar amounts on the respective dates of such transactions.

premium originally paid. The risk in writing a covered call

The Trust does not isolate that portion of the results of

option is that a Fund may forego the opportunity for profit

operations resulting from changes in foreign exchange rates

if the market price of the underlying security increases and on investments from the fluctuations arising from changes in the option is exercised. The risk in writing a covered put

market prices of securities held. Such fluctuations are

option is that a Fund may incur a loss if the market price of included with the net realized and unrealized gain and loss

the underlying security decreases and the option is

from investments.

exercised. In addition, there is the risk that a Fund may not

Reported net realized foreign exchange gains or losses arise be able to enter into a closing transaction because of an

from sales of foreign currencies and currency gains or losses illiquid secondary market or, for over-the-counter options,

realized between the trade and settlement dates on

because of the counterparty’s inability to perform.

investment transactions. Net unrealized exchange gains and

There are several risks in connection with the use of futures losses arise from changes in the fair values of assets and

contracts. Risks may be caused by an imperfect correlation

liabilities other than investments in securities at the fiscal between movements in the price of the instruments and the

period end, resulting from changes in exchange rates.

price of the underlying securities. In addition, there is the

F. The Funds may also purchase American Depository

risk that a Fund may not be able to enter into a closing

Receipts, U.S. Government securities, and enter into

transaction because of an illiquid secondary market.

repurchase agreements.

There are several risks associated with the use of structured

G. The Funds may leave cash overnight in their cash

notes. Structured notes are leveraged, thereby providing an

account with the custodian, U.S. Bank. Periodically, a Fund

exposure to the underlying benchmark greater than the

may have cash due to the custodian bank as an overdraft

face amount and increasing the volatility of each note

balance. A fee is incurred on this overdraft, calculated by

relative to the change in the underlying linked financial

multiplying the overdraft by a rate based on the federal

instrument. A highly liquid secondary market may not exist

funds rate.

for the structured notes a Fund invests in, which may make

H. The preparation of financial statements in conformity

it difficult for that Fund to sell the structured notes it holds with U.S. generally accepted accounting principles requires

at an acceptable price or to accurately value them. In

management to make estimates and assumptions that affect

addition, structured notes are subject to the risk that the

the reported amount of assets and liabilities and disclosure counterparty to the instrument, or issuer, might not pay

of contingent assets and liabilities at the date of the

interest when due or repay principal at maturity of the

financial statements and the reported amounts of revenues

obligation. Although the Trust will not invest in any

and expenses during the reporting period. Actual results

structured notes unless Rydex Investments believes that the

could differ from these estimates.

issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the

I. Throughout the normal course of business, the Funds

default or bankruptcy of the issuer.

enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The

There are several risks associated with the use of swap

Funds’ maximum exposure under these arrangements is

agreements that are different from those associated with

unknown, as this would involve future claims that may be

ordinary portfolio securities transactions, due to the fact

made against the Funds and/or their affiliates that have not they could be considered illiquid. Although the Trust will not yet occurred. However, based on experience, the Funds

enter into any swap agreement unless Rydex Investments

expect the risk of loss to be remote.

believes that the other party to the transaction is

creditworthy, the Funds bear the risk of loss of the amount

2. Financial Instruments

expected to be received under a swap agreement in the

As part of their investment strategies, the Funds, as well as event of the default or bankruptcy of the agreement

the underlying funds they invest in, may utilize short sales counterparty.

and a variety of derivative instruments, including options,

There are several risks associated with credit default swaps.

futures, options on futures, structured notes, and swap

Credit default swaps involve the exchange of a fixed-rate

agreements. These investments involve, to varying degrees,

premium for protection against the loss in value of an

elements of market risk and risks in excess of the amounts

underlying debt instrument in the event of a defined credit

recognized in the Statements of Assets and Liabilities.

event (such as payment default or bankruptcy). Under the

Short sales are transactions in which a Fund sells an equity terms of the swap, one party acts as a “guarantor,”

or fixed income security it does not own. If the security sold receiving a periodic payment that is a fixed percentage

short decreases in price between the time the Fund sells the applied to a notional principal amount. In return, the party security and closes its short position, that Fund will realize a agrees to purchase the notional amount of the underlying

18

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

instrument, at par, if a credit event occurs during the term

The Trust will pay fees to the Distributor at an annual rate of the swap. A Fund may enter into credit default swaps in

not to exceed 0.25% of average daily net assets. The

which that Fund or its counterparty acts as guarantor. By

Distributor in turn, will compensate Service Providers for

acting as the guarantor of a swap, that Fund assumes the

providing such services, while retaining a portion of such

market and credit risk of the underlying instrument,

payments to compensate itself for shareholder services it

including liquidity and loss of value.

performs.

In conjunction with the use of short sales, options, futures,

In addition, at an Organization Meeting on February 14,

options on futures, and swap agreements, the Funds are

2003, the Board approved the use of a Distribution Plan for

required to maintain collateral in various forms. The Funds

which the Distributor and other Service Providers may

use, where appropriate, depending on the financial

receive compensation. If a Service Provider provides

instrument utilized and the broker involved, margin deposits distribution services, the Trust will pay distribution fees to at the broker, cash and/or securities segregated at the

the Distributor at an annual rate not to exceed 0.25% of

custodian bank, discount notes, or the repurchase

average daily net assets, pursuant to Rule 12b-1 of the 1940 agreements allocated to each Fund.

Act. The Distributor, in turn, will pay the Service Provider

The risks inherent in the use of short sales, options, futures out of its fees. The Distributor may, at its discretion, retain a contracts, options on futures contracts, structured notes,

portion of such payments to compensate itself for

and swap agreements, include i) adverse changes in the

distribution services. Although approved, at June 30, 2008,

value of such instruments; ii) imperfect correlation between this plan was not being utilized.

the price of the instruments and movements in the price of

Certain officers and trustees of the Trust are also officers of the underlying securities, indices, or futures contracts; iii)

Rydex Investments.

the possible absence of a liquid secondary market for any

4. Federal Income Tax Information

particular instrument at any time; and iv) the potential of

counterparty default. The Trust has established strict

The Funds intend to comply with the provisions of

counterparty credit guidelines and enters into transactions

Subchapter M of the Internal Revenue Code applicable to

only with financial institutions of investment grade or better.

regulated investment companies and will distribute

substantially all net investment income and capital gains to

3. Fees And Other Transactions With Affiliates

shareholders. Therefore, no Federal income tax provision

Under the terms of an investment advisory contract, the

has been recorded.

Trust pays Rydex Investments investment advisory fees

Effective September 30, 2007, the Funds adopted Financial

calculated at an annual percentage rate of 0.90% of the

Accounting Standards Board (FASB) Interpretation No. 48

average daily net assets of the Funds.

“Accounting for Uncertainty in Income Taxes” (“FIN 48”).

Rydex Investments pays the Sub-Advisor out of the advisory

FIN 48 provides guidance for how uncertain tax positions

fees it receives. In addition, Rydex Investments bears all of should be recognized, measured, presented and disclosed

its own costs associated with providing these services and

in the financial statements. FIN 48 requires the evaluation of the expenses of the Trustees that are affiliated with Rydex

tax positions taken or expected to be taken in the course of

Investments. Rydex Investments may make payments from

preparing the Fund’s tax returns to determine whether the

its own resources to broker-dealers and other financial

tax positions are “more-likely-than-not” of being sustained

institutions in connection with the sale of Fund shares.

by the applicable tax authority. Tax positions not deemed to

Rydex Investments provides transfer agent and

meet the more-likely-than-not threshold would be recorded

administrative services to the Funds calculated at an annual as a tax benefit or expense in the current year. Management

percentage rate of 0.25% of the average daily net assets of

has analyzed the Funds’ tax positions taken on federal

the Funds. Rydex Investments also provides accounting

income tax returns for all open tax years for purposes of

services to the Funds calculated at an annualized rate of

complying with FIN 48, and has concluded that no provision

0.10% on the first $250 million of the average daily net

for income tax was required in the Funds’ financial

assets, 0.075% on the next $250 million of the average daily statements.

net assets, 0.05% on the next $250 million of the average

The Funds file U.S. federal income tax returns and returns in daily net assets, and 0.03% on the average daily net assets

various foreign jurisdictions in which they invest. While the over $750 million of each of the Funds.

statute of limitations remains open to examine the Funds’

Rydex Investments engages external service providers to

U.S. federal income tax returns filed for the fiscal years 2004 perform other necessary services for the Trust, such as

to 2007, no examinations are in progress or anticipated at

auditing services, legal services, printing and mailing, etc.,

this time.

on a pass-through basis. Such expenses vary from Fund to

Income and capital gain distributions are determined in

Fund and are allocated to the Funds based on relative net

accordance with Federal income tax regulations, which may

assets.

differ from U.S. generally accepted accounting principles.

The Trust has adopted a Distribution Plan for which the

These differences are primarily due to differing treatments

Distributor, and other firms that provide shareholder

for losses deferred due to wash sales, losses deferred due

services (“Service Providers”) may receive compensation.

to post-October losses, and excise tax regulations.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period, and capital loss carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

At June 30, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Unrealized

Tax Unrealized

Net Unrealized

Fund

Tax Cost

Gain

Loss

Gain (Loss)

Amerigo Fund

$483,374,758

$30,603,579

$(12,944,808)

$17,658,771

Clermont Fund

89,799,858

2,292,674

(3,464,091)

(1,171,417)

Berolina Fund

110,772,949

6,264,528

(5,367,094)

897,434

5. Fair Value Measurement

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.

Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,

credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets as of June 30, 2008:

Level 1

Level 1

Level 2

Level 2

Level 3

Level 3

Investments

Other Financial

Investments

Other Financial

Investments

Other Financial

Fund

In Securities

Instruments

In Securities

Instruments

In Securities

Instruments

Total

Assets

Amerigo Fund

$501,033,529

$

—

$

—

$

—

$

—

$

—

$501,033,529

Clermont Fund

88,265,561

—

362,880

—

—

—

88,628,441

Berolina Fund

109,624,428

—

2,045,955

—

—

—

111,670,383

6. Securities Transactions

During the period ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-

term and temporary cash investments, were:

Amerigo

Clermont

Berolina

Fund

Fund

Fund

Purchases

$203,781,280

$62,562,871

$54,304,089

Sales

$171,118,427

$50,154,581

$50,000,818

20

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

7. Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

Amerigo Fund

1,699,608

2,858,045

—

369,897

(911,206)

(1,706,648)

788,402

1,521,294

Clermont Fund

933,717

1,233,260

—

359,365

(487,702)

(2,607,229)

446,015

(1,014,604)

Berolina Fund

654,099

2,609,248

—

37,950

(496,105)

(499,164)

157,994

2,148,034

†

Unaudited.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

8. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 100% of the value of the securities on loan,

which is initially held in a segregated account at U.S. Bank. Under the terms of the Funds’ securities lending agreement with U.S.

Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At June 30, 2008, the cash collateral investments consisted of a money market mutual fund. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral:

At June 30, 2008, the following Funds participated in securities lending and received cash collateral:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

183,537,915

$183,537,915

Total Mutual Fund

$183,537,915

At June 30, 2008, the following Funds participated in securities lending and received cash collateral:

Cash Collateral

Value of Securities Loaned

Amerigo Fund

$135,422,698

$132,195,698

Clermont Fund

20,215,762

19,742,874

Berolina Fund

27,899,455

27,259,848

9. New Accounting Pronouncements

In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

22

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the

EDGAR database on the SEC’s website at http://www.sec.gov.

Proxy Results

At a special meeting of shareholders held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Padco Advisors II, Inc. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Amerigo Fund

7,362,251

122,572

313,649

Berolina Fund

2,728,380

19,775

130,627

Clermont Fund

1,608,834

8,266

74,367

At a special meeting of shareholders held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment sub-advisory agreement between Padco Advisors II, Inc. and CLS Investment Firm, LLC. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Amerigo Fund

7,360,027

123,737

314,708

Berolina Fund

2,728,851

20,461

129,469

Clermont Fund

1,614,104

4,181

73,181

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

23

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

158

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present); Chief Executive

Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors,

Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

150

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex

Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust

(2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments

(2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

John O. Demaret

Rydex Series Funds – 1997

150

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

150

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

150

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

24

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Werner E. Keller

Rydex Series Funds - 2005

150

Trustee (1940)

Rydex Variable Trust - 2005

Rydex Dynamic Funds - 2005

Rydex ETF Trust - 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

150

Trustee (1960)

Rydex Variable Trust - 2005

Rydex Dynamic Funds - 2005

Rydex ETF Trust - 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

150

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

150

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

Year of Birth

During Past Five Years

–––––––––––––––––––––––

–––––––––––––––––––––

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Secretary (1966)

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior

Vice President of Rydex Investments (2008 to present); Vice

President of Rydex Investments (2004 to 2008); Director of

Accounting of Rydex Investments (2003 to 2004)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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25

9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVACLS-3-0608x1208